Supplement to the
Brokerage and Investment Management Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Brokerage and Investment Management Portfolio has been removed.

Effective January 18, 2018, the following information replaces the similar information for Brokerage and Investment Management Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  The fund normally invests at least 80% of its assets in securities of companies principally engaged in the exchange of financial instruments, stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory and financial decision support services.

BRO-SUM-17-02 1.9886532.101	December 29, 2017